LEASES	12 Months Ended
Dec. 31, 2024
LEASES
LEASES

5.      LEASES

Right of use (“ROU”) assets and liabilities for operating leases are recognized at commencement date based on the present value of lease payments over the lease term. Rent expense is recognized on a straight-line basis over the lease term.

Operating lease liabilities are included in accrued and other current liabilities and other liabilities (noncurrent) in the consolidated balance sheets as of December 31, 2024 and 2023. As of December 31, 2024 and 2023, the Company did not have any finance leases.

In November 2019, CASI Wuxi entered into a fifty-year lease agreement for the right to use state-owned land in China for the construction of a manufacturing facility. The Company classified this lease as an operating lease. The Company prepaid all of the lease payments for the land use right in 2019 in the amount of RMB45 million (equivalent to $6.5 million). In December 2022, based on a mutual agreement between CASI Wuxi and local government, the Company returned the land use right to the Wuxi local government for an amount of RMB 44.42 million and extinguished the lease.

Rent expense for the years ended December 31, 2024, 2023 and 2022 was $1.2 million, $1.1 million and $1.3 million, respectively. There were no variable lease costs or sublease income for leased assets for the years ended December 31, 2024, 2023 and 2022.

Right of use assets and liabilities as of December 31, 2024 and 2023 were classified on the consolidated balance sheets as follows:

	December 31,	December 31,
(In thousands)	2024	2023
Right of use assets	$3,492	$2,392

Accrued and other current liabilities	$1,221	$728
Other liabilities	2,535	1,616
Total lease liabilities	$3,756	$2,344

Supplemental cash flow information related to leases was as follows:

	Year Ended December 31,
(In thousands)	2024	2023	2020
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows	$798	$1,042	$1,157

Right of use assets obtained in exchange for lease obligations	$2,336	$518	$421
Increase of right of use assets from remeasurement	$—	$1,506	$—

All of the Company’s existing leases as of December 31, 2024 and 2023 are classified as operating leases. As of December 31, 2024 and 2023, the Company had four and seven, respectively, operating leases with a weighted average remaining lease term of 3.7 years and 4.5 years, respectively. The Company has renewal options for certain existing leases. In the fourth quarter of 2023, CASI Wuxi obtained the Drug Manufacturing Permit and determines to produce generic products in the leased building in Wuxi, it is considered reasonably certain that the Company will exercise the renewal option of the lease, hence, the Company remeasured this lease. In 2024, the Company renewed the lease of Beijing office for another three years and recognized the lease using a discount rate of 3.85%. Weighted average discount rates used in the calculation of the lease liabilities for 2024 and 2023 is 3.99% and 4.02%, respectively. The discount rates reflect the estimated incremental borrowing rate, which includes an assessment of the credit rating to determine the rate that the Company would have to pay to borrow, on a collateralized basis for a similar term, an amount equal to the lease payments in a similar economic environment.

A maturity analysis representing the future undiscounted cash flow of the Company’s operating leases liabilities as of December 31, 2024 is as follows:

(In thousands)
2025	$1,343
2026	1,237
2027	854
2028	340
2029	255
Thereafter	—
Total	4,029
Discount factor	(273)
Lease liability	3,756
Amounts due within 12 months	1,221
Non-current lease liability	$2,535